UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 6, 2026

Date of Report (Date of earliest event reported)

SUNOCOCORP LLC

(Exact name of Registrant as specified in its charter)

Texas	001-42928	85-0470977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8111 Westchester Drive, Suite 400

Dallas, Texas 75225

(Address of principal executive offices)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Liability Company Interests	SUNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

The information included in Item 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03 to the extent required herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Redomiciliation from Delaware to Texas

On July 6, 2026, SunocoCorp LLC (the “Company”) changed its state of formation from the State of Delaware to the State of Texas pursuant to a Plan of Conversion. This redomiciliation was approved by the board of directors of the managing member in reliance in part on the recommendation and Special Approval (as defined in the Delaware Company Agreement (as defined below)) of the Conflicts Committee (as defined in the Delaware Company Agreement).

The redomiciliation was accomplished by filing a Certificate of Conversion with the Delaware Secretary of State and a Certificate of Conversion and a Certificate of Formation with the Texas Secretary of State.

Following the redomiciliation:

•

The affairs of the Company ceased to be governed by the Delaware Limited Liability Company Act (the “Delaware Act”) and became subject to the Texas Business Organizations Code (the “TBOC”), and the certificate of formation and Amended and Restated Limited Liability Company Agreement of the Company (the “Delaware Company Agreement”) that were in effect immediately prior to the redomiciliation were replaced by the certificate of formation and Company Agreement of the Company (the “Texas Company Agreement”) approved in connection with the redomiciliation and Plan of Conversion. For clarity, references in this filing to “the Delaware Company” mean the Company as it existed prior to the time of the redomiciliation; and references to “the Texas Company” mean the Company at the time of and following the redomiciliation.

•

The Company is deemed to be the same entity as it was prior to the redomiciliation, without interruption; all property that the Delaware Company had prior to the redomiciliation continues to be vested in the Texas Company; all debts, obligations and liabilities of the Delaware Company prior to the redomiciliation continue as the debts, obligations and other liabilities of the Texas Company after the redomiciliation; and, except as provided by law, all of the rights, privileges, immunities and powers which the Delaware Company possessed prior to the redomiciliation continue to be vested in the Texas Company without change after the redomiciliation.

•

All unitholders of the Delaware Company immediately before the redomiciliation remain unitholders of the Texas Company immediately after the redomiciliation, in that each Common Unit of the Delaware Company converted into a Common Unit of the Texas Company.

•

Each option, warrant or other right to acquire Common Units of the Delaware Company that was outstanding immediately prior to the redomiciliation converted to an outstanding option, warrant or other right to acquire Common Units of the Texas Company.

•

Each performance unit, restricted unit award or restricted unit relating to the Common Units of the Delaware Company that was outstanding immediately prior to the redomiciliation converted to an equivalent performance unit, restricted unit award or restricted unit of the Texas Company having the same terms and conditions as were in effect immediately prior to the redomiciliation.

•

Each employee benefit plan, incentive compensation plan or other similar plan of the Delaware Company that was in effect immediately prior to the redomiciliation continues to be an employee benefit plan, incentive compensation plan or other similar plan of the Texas Company following the redomiciliation.

•

Each director or officer of the managing member who was in office immediately before the redomiciliation continues to hold his or her respective office with the managing member following the redomiciliation of the Company. The managing member is redomiciling from Delaware to Texas concurrently with the Company and will remain the managing member of the Company following the redomiciliation.

The redomiciliation did not result in any change in the Company’s CUSIP, trading symbol, federal tax identification number, or any material change in its business, offices, assets, liabilities, obligations or net worth, or employees. The Company continues to maintain its principal executive offices at 8111 Westchester Drive, Suite 400, Dallas, Texas 75225.

The rights of the unitholders were governed by the Delaware Company Agreement and the Delaware Act prior to the redomiciliation. Following the redomiciliation, the unitholders’ rights are governed by the Texas Company Agreement, as in effect upon consummation of the redomiciliation, and the TBOC. The Company believes that the rights and obligations of unitholders of the Company contained in the Delaware Company Agreement immediately prior to the conversion are substantially the same as the rights and obligations of unitholders of the Company contained in the Texas Company Agreement immediately after the conversion.

Set forth below is a comparison between the rights of a unitholder under the Delaware Company Agreement and the Delaware Act, on the one hand, and the rights of a holder of units under the Texas Company Agreement and the TBOC, on the other hand. The comparison below is by its nature a summary and does not include descriptions of all of the terms in the Delaware Company Agreement or Texas Company Agreement or of all statutory provisions in the Delaware Act or the TBOC.

The following summary does not reflect any rules of the New York Stock Exchange (the “NYSE”) or any other national exchange that may apply to the Company in connection with the matters discussed. This summary does not purport to be a complete discussion of, and is qualified in its entirety by reference to, the Delaware Act, the TBOC, the Delaware Company Agreement and the Texas Company Agreement.

Purpose and Term of Existence

Delaware Company	Texas Company

Engage in any business activity that is approved by the managing member and that lawfully may be conducted by a limited liability company.

Until dissolved pursuant to the terms of the Delaware Company Agreement.

Engage in any business activity that is approved by the managing member and that lawfully may be conducted by a limited liability company.

Until dissolved pursuant to the terms of the Texas Company Agreement.

Distributions of Available Cash

Delaware Company	Texas Company
The Delaware Company pays regular quarterly cash distributions of substantially all of the Delaware Company’s cash available for distribution. The managing member will determine the amount of cash available for distribution to members, based upon cash on hand at the end of the quarter, after establishing reserves for the prudent conduct of the Delaware Company’s business or for distributions to members in respect of future quarters as the managing member may determine to be appropriate.	The Texas Company pays regular quarterly cash distributions of substantially all of the Texas Company’s cash available for distribution. The managing member will determine the amount of cash available for distribution to members, based upon cash on hand at the end of the quarter, after establishing reserves for the prudent conduct of the Texas Company’s business or for distributions to members in respect of future quarters as the managing member may determine to be appropriate.

Distributions upon Liquidation

Delaware Company	Texas Company
Proceeds from the liquidation of the Delaware Company’s assets will be used to discharge the liabilities of the Delaware Company. Any remaining assets will be distributed to members pro rata in accordance with their relative ownership interest.	Proceeds from the liquidation of the Texas Company’s assets will be used to discharge the liabilities of the Texas Company. Any remaining assets will be distributed to members pro rata in accordance with their relative ownership interest.

Merger and Consolidation

Delaware Company	Texas Company
Merger or consolidation requires the prior consent of the managing member. Once approved by the managing member, unless the merger or consolidation is of a type not requiring non-managing member approval, the merger agreement must be submitted to a vote of the non-managing members, and the merger agreement will be approved upon receipt of the affirmative vote of the holders of a majority of the outstanding units (unless, in certain circumstances, the affirmative vote of a greater percentage is required). In certain specified circumstances set forth in the Delaware Company Agreement, the managing member can convert or merge the Delaware Company into another limited liability entity without the approval of the non-managing members.	Merger or consolidation requires the prior consent of the managing member. Once approved by the managing member, unless the merger or consolidation is of a type not requiring non-managing member approval, the merger agreement must be submitted to a vote of the non-managing members, and the merger agreement will be approved upon receipt of the affirmative vote of the holders of a majority of the outstanding units (unless, in certain circumstances, the affirmative vote of a greater percentage is required). In certain specified circumstances set forth in the Texas Company Agreement, the managing member can convert or merge the Texas Company into another limited liability entity without the approval of the non-managing members.

Disposal of Assets

Delaware Company	Texas Company
Except in limited circumstances specified in the Delaware Company Agreement, the managing member may not sell, exchange or otherwise dispose of all or substantially all of the assets of the Delaware Company in a single transaction or series of related transactions without approval of the holders of a majority of the outstanding units. The managing member is able to mortgage, pledge, hypothecate or grant a security interest in all or substantially all of the Delaware Company’s assets without approval, and, if such encumbrance is foreclosed or realized upon, sell the Delaware Company’s assets in satisfaction of such encumbrance.	Except in limited circumstances specified in the Texas Company Agreement, the managing member may not sell, exchange or otherwise dispose of all or substantially all of the assets of the Texas Company in a single transaction or series of related transactions without approval of the holders of a majority of the outstanding units. The managing member is able to mortgage, pledge, hypothecate or grant a security interest in all or substantially all of the Texas Company’s assets without approval, and, if such encumbrance is foreclosed or realized upon, sell the Texas Company’s assets in satisfaction of such encumbrance.

Rights and Obligations of the Different Classes of Unitholders

Delaware Company	Texas Company
Our Common Units are generally non-voting. However, holders of Common Units and the Managing Member Interest have certain voting, economic and other rights and obligations that are specific and particular to such equityholder’s class of equity.	Our Common Units are generally non-voting. However, holders of Common Units and the Managing Member Interest have certain voting, economic and other rights and obligations that are specific and particular to such equityholder’s class of equity.

Transfer of Managing Member Interest

Delaware Company	Texas Company
The managing member may transfer all or any of its Managing Member Interest at any time without unitholder approval if (i) the transferee assumes the rights and duties of the managing member and is bound by the Delaware Company Agreement and (ii) the Delaware Company receives an opinion of counsel confirming no loss of limited liability or taxable entity status under Delaware law.	The managing member may transfer all or any of its Managing Member Interest at any time without unitholder approval if (i) the transferee assumes the rights and duties of the managing member and is bound by the Texas Company Agreement and (ii) the Texas Company receives an opinion of counsel confirming no loss of limited liability or taxable entity status under Texas law.

Withdrawal of Managing Member

Delaware Company	Texas Company
The managing member may voluntarily withdraw at any time by giving at least 90 days’ advance written notice to unitholders. Upon voluntary withdrawal, the holders of a majority of the outstanding units may elect a successor managing member prior to the effective date of withdrawal.	The managing member may voluntarily withdraw at any time by giving at least 90 days’ advance written notice to unitholders. Upon voluntary withdrawal, the holders of a majority of the outstanding units may elect a successor managing member prior to the effective date of withdrawal.

Removal of Managing Member

Delaware Company	Texas Company

The managing member may not be removed by the non-managing members.	The managing member may not be removed by the non-managing members.

Limited Call Rights

Delaware Company	Texas Company

If at any time the managing member and its affiliates hold more than 80% of the issued and outstanding non-managing member interests of any class, the managing member has the right, assignable to the Delaware Company or any of the managing member’s affiliates, to purchase all, but not less than all, of the outstanding units of that class held by non-affiliated persons, as of a record date to be selected by the managing member, on at least 10, but not more than 60, days’ notice. The purchase price in the event of this purchase is the greater of:

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the highest price paid by the managing member or any of its affiliates for any non-managing member interests of the class purchased within the 90 days preceding the date on which the managing member first mails notice of its election to purchase those non-managing member interests; and

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the average of the daily closing prices of the non-managing member interests of such class over the 20 consecutive trading days preceding the date that is three days before the date the notice is mailed.

If at any time the managing member and its affiliates hold more than 80% of the issued and outstanding non-managing member interests of any class, the managing member has the right, assignable to the Texas Company or any of the managing member’s affiliates, to purchase all, but not less than all, of the outstanding units of that class held by non-affiliated persons, as of a record date to be selected by the managing member, on at least 10, but not more than 60, days’ notice. The purchase price in the event of this purchase is the greater of:

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the highest price paid by the managing member or any of its affiliates for any non-managing member interests of the class purchased within the 90 days preceding the date on which the managing member first mails notice of its election to purchase those non-managing member interests; and

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the average of the daily closing prices of the non-managing member interests of such class over the 20 consecutive trading days preceding the date that is three days before the date the notice is mailed.

Company Agreement Amendment

Delaware Company	Texas Company

Amendments to the Delaware Company Agreement may be proposed only by the managing member. However, the managing member will have no duty or obligation to propose any amendment and may decline to do so free of any fiduciary duty or obligation whatsoever to the Delaware Company or the non-managing members, including any duty to act in good faith or in the best interests of the Delaware Company or the non-managing members. In order to adopt a proposed amendment, other than the amendments discussed below, the managing member is required to seek written approval of the holders of the number of the Delaware Company’s units required to approve the amendment or to call a meeting of the members to consider and vote upon the proposed amendment. Proposed amendments submitted to the unitholders must be approved by a requisite percentage of unitholders.

The Delaware Company’s managing member may generally make amendments to the Delaware Company Agreement without the approval of any member to reflect:

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a change in the Delaware Company’s name, the location of its principal place of business, its registered agent or its registered office;

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admission, substitution or withdrawal of members in accordance with the Delaware Company Agreement;

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a change that the managing member determines to be necessary or appropriate to qualify or continue the qualification of the Delaware Company as a limited liability company or other entity in which the members have limited liability under the laws of any state;

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a change that the managing member determines (i) does not adversely affect the non-managing members in any material respect, (ii) to be necessary or appropriate to (A) satisfy any requirements, conditions or guidelines contained in any opinion, directive, order, ruling or regulation of any federal or state agency or judicial authority or contained in any federal or state statute (including the Delaware Act) or (B) facilitate the trading of the units or comply with any rule, regulation,

Amendments to the Texas Company Agreement may be proposed only by the managing member. However, the managing member will have no duty or obligation to propose any amendment and may decline to do so free of any fiduciary duty or obligation whatsoever to the Texas Company or the non-managing members, including any duty to act in good faith or in the best interests of the Texas Company or the non-managing members. In order to adopt a proposed amendment, other than the amendments discussed below, the managing member is required to seek written approval of the holders of the number of the Texas Company’s units required to approve the amendment or to call a meeting of the members to consider and vote upon the proposed amendment. Proposed amendments submitted to the unitholders must be approved by a requisite percentage of unitholders.

The Texas Company’s managing member may generally make amendments to the Texas Company Agreement without the approval of any member to reflect:

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a change in the Texas Company’s name, the location of its principal place of business, its registered agent or its registered office;

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admission, substitution or withdrawal of members in accordance with the Texas Company Agreement;

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a change that the managing member determines to be necessary or appropriate to qualify or continue the qualification of the Texas Company as a limited liability company or other entity in which the members have limited liability under the laws of any state;

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a change that the managing member determines (i) does not adversely affect the non-managing members in any material respect, (ii) to be necessary or appropriate to (A) satisfy any requirements, conditions or guidelines contained in any opinion, directive, order, ruling or regulation of any federal or state agency or judicial authority or contained in any federal or state statute (including the TBOC) or (B) facilitate the trading of the units or comply with any rule, regulation, guideline or requirement of any national guideline or requirement of any national securities exchange on which the units are or will be listed or admitted to trading, (iii) to be necessary or appropriate in connection with action taken by the managing member to effect a combination or split of the Delaware Company’s securities or (iv) to be required to effect the intent expressed in the Delaware Company’s Registration Statement or the intent of the provisions of the Delaware Company Agreement;

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a change in the Delaware Company’s fiscal year or taxable period and related changes;

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an amendment that is necessary, in the opinion of the Delaware Company’s counsel, to prevent the Delaware Company or its managing member or its managing member’s directors, officers, agents or trustees from in any manner being subjected to the provisions of the Investment Company Act of 1940, the Investment Advisers Act of 1940 or “plan asset” regulations adopted under ERISA whether or not substantially similar to plan asset regulations currently applied or proposed;

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an amendment that the Delaware Company’s managing member determines to be necessary or appropriate in connection with the creation, authorization or issuance of additional membership interests or derivative instruments;

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any amendment expressly permitted in the Delaware Company Agreement to be made by the managing member acting alone;

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an amendment effected, necessitated or contemplated by a merger agreement that has been approved under the terms of the Delaware Company Agreement;

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any amendment that the managing member determines to be necessary or appropriate for the formation by the Delaware Company of, or its investment in, any corporation, partnership or other entity, as otherwise permitted by the Delaware Company Agreement;

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mergers with or conveyances to another limited liability entity pursuant to the Delaware Company Agreement; or

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any other amendments substantially similar to any of the matters described above.

securities exchange on which the units are or will be listed or admitted to trading, (iii) to be necessary or appropriate in connection with action taken by the managing member to effect a combination or split of the Texas Company’s securities or (iv) to be required to effect the intent expressed in the Texas Company’s Registration Statement or the intent of the provisions of the Texas Company Agreement;

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a change in the Texas Company’s fiscal year or taxable period and related changes;

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an amendment that is necessary, in the opinion of the Texas Company’s counsel, to prevent the Texas Company or its managing member or its managing member’s directors, officers, agents or trustees from in any manner being subjected to the provisions of the Investment Company Act of 1940, the Investment Advisers Act of 1940 or “plan asset” regulations adopted under ERISA whether or not substantially similar to plan asset regulations currently applied or proposed;

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an amendment that the Texas Company’s managing member determines to be necessary or appropriate in connection with the creation, authorization or issuance of additional membership interests or derivative instruments;

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any amendment expressly permitted in the Texas Company Agreement to be made by the managing member acting alone;

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an amendment effected, necessitated or contemplated by a merger agreement that has been approved under the terms of the Texas Company Agreement;

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any amendment that the managing member determines to be necessary or appropriate for the formation by the Texas Company of, or its investment in, any corporation, partnership or other entity, as otherwise permitted by the Texas Company Agreement;

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mergers with or conveyances to another limited liability entity pursuant to the Texas Company Agreement; or

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any other amendments substantially similar to any of the matters described above.

Dissolution

Delaware Company	Texas Company

The Delaware Company will dissolve and its affairs will be wound up, if:

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the managing member withdraws and no successor is elected;

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the managing member elects to dissolve the Delaware Company and the election is approved by a majority of unitholders;

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there is an entry of a judicial decree for dissolution pursuant to the Delaware Act; or

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at any time there are no members, unless the Delaware Company is continued without dissolution in accordance with the Delaware Act.

The Texas Company will dissolve and its affairs will be wound up, if:

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the managing member withdraws and no successor is elected;

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the managing member elects to dissolve the Texas Company and the election is approved by a majority of unitholders;

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there is an entry of a judicial decree for dissolution pursuant to the TBOC; or

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at any time there are no members, unless the Texas Company is continued without dissolution in accordance with the TBOC.

Management

Delaware Company	Texas Company

The managing member will conduct, direct and manage all of the Delaware Company’s activities. Except as specifically granted in the Delaware Company Agreement, all management powers over the business and affairs of the Delaware Company will be exclusively vested in the managing member, and no non-managing member or assignee will have any management power over the business and affairs of the Delaware Company. Subject to certain restrictions contained in the Delaware Company Agreement, the managing member has full power and authority to do all things and on such terms as it, in its sole discretion, may deem necessary or appropriate to conduct the business of the Delaware Company.

Common Unitholders of the Delaware Company have no right to elect the managing member or the board of directors of the managing member. The members of the board of directors of the managing member are appointed and may be replaced in accordance with the organizational documents and governance arrangements applicable to the managing member. In addition, the non-managing members may not remove the managing member.

The managing member will conduct, direct and manage all of the Texas Company’s activities. Except as specifically granted in the Texas Company Agreement, all management powers over the business and affairs of the Texas Company will be exclusively vested in the managing member, and no non-managing member or assignee will have any management power over the business and affairs of the Texas Company. Subject to certain restrictions contained in the Texas Company Agreement, the managing member has full power and authority to do all things and on such terms as it, in its sole discretion, may deem necessary or appropriate to conduct the business of the Texas Company.

Common Unitholders of the Texas Company have no right to elect the managing member or the board of directors of the managing member. The members of the board of directors of the managing member are appointed and may be replaced in accordance with the organizational documents and governance arrangements applicable to the managing member. In addition, the non-managing members may not remove the managing member.

Issuance of Membership Interests

Delaware Company	Texas Company
The Delaware Company may issue an unlimited number of additional membership interests and derivative instruments, including securities senior to the Delaware Company’s existing membership interests, without the approval of existing unitholders.	The Texas Company may issue an unlimited number of additional membership interests and derivative instruments, including securities senior to the Texas Company’s existing membership interests, without the approval of existing unitholders.

Transfer of Units; Status as a Member

Delaware Company	Texas Company

The Delaware Company shall not recognize any transfer of non-managing membership interests until the certificates evidencing such interests, if any, are surrendered.

A transferee who accepts non-managing membership interests acknowledges and agrees to become bound by the terms of the Delaware Company Agreement.

The Texas Company shall not recognize any transfer of non-managing membership interests until the certificates evidencing such interests, if any, are surrendered.

A transferee who accepts non-managing membership interests acknowledges and agrees to become bound by the terms of the Texas Company Agreement.

Indemnification

Delaware Company	Texas Company

Under the Delaware Company Agreement, in most circumstances, the Delaware Company will indemnify the following persons, to the fullest extent permitted by law, from and against all losses, claims, damages or similar events:

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its managing member;

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any departing managing member;

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any person who is or was an affiliate of its managing member or any departing managing member;

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any person who is or was a manager, managing member, general partner, director, officer, employee, agent, fiduciary or trustee of the Delaware Company, its subsidiaries, its managing member, any departing managing member or any of their affiliates;

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any person who is or was serving at the request of a managing member, any departing managing member or any of their respective affiliates as a manager, managing member, general partner, director, officer, employee, agent, fiduciary or trustee of another person owing a fiduciary duty to the Delaware Company or its subsidiaries;

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any person designated by its managing member.

Any indemnification under these provisions will only be out of the Delaware Company’s assets. Unless it otherwise agrees, the Delaware Company’s managing member will not be personally liable for, or have any obligation to contribute or lend funds or assets to the Delaware Company to enable the Delaware Company to effectuate, indemnification. The Delaware Company may purchase insurance against liabilities asserted against and expenses incurred by persons for its activities, regardless of whether it would have the power to indemnify the person against liabilities under the Delaware Company Agreement.

Under the Texas Company Agreement, in most circumstances, the Texas Company will indemnify the following persons, to the fullest extent permitted by law, from and against all losses, claims, damages or similar events:

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its managing member;

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any departing managing member;

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any person who is or was an affiliate of its managing member or any departing managing member;

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any person who is or was a manager, managing member, general partner, director, officer, employee, agent, fiduciary or trustee of the Texas Company, its subsidiaries, its managing member, any departing managing member or any of their affiliates;

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any person who is or was serving at the request of a managing member, any departing managing member or any of their respective affiliates as a manager, managing member, general partner, director, officer, employee, agent, fiduciary or trustee of another person owing a fiduciary duty to the Texas Company or its subsidiaries;

•

any person designated by its managing member.

Any indemnification under these provisions will only be out of the Texas Company’s assets. Unless it otherwise agrees, the Texas Company’s managing member will not be personally liable for, or have any obligation to contribute or lend funds or assets to the Texas Company to enable the Texas Company to effectuate, indemnification. The Texas Company may purchase insurance against liabilities asserted against and expenses incurred by persons for its activities, regardless of whether it would have the power to indemnify the person against liabilities under the Texas Company Agreement.

Meetings; Voting

Delaware Company	Texas Company

A special meeting of the members may be called by the managing member or by the non-managing members owning 20% or more of the outstanding securities of the Delaware Company of the class for which a meeting is proposed.

Unitholders are entitled to vote on the following matters:

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the sale or disposition of all or substantially all of the Delaware Company and its subsidiaries’ assets;

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the election of a successor managing member following the withdrawal of the managing member;

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an election to dissolve the Delaware Company by the managing member;

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the continuation of the Delaware Company following dissolution of the Delaware Company, subject to the terms of the Delaware Company Agreement;

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certain amendments of the Delaware Company Agreement; and

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a merger agreement or a plan of conversion, subject to the terms of the Delaware Company Agreement.

Holders of more than 20% of any class of securities of the Delaware Company may not vote on any matter except for (i) the managing member, its affiliates, their direct transferees and their indirect transferees approved by the managing member and (ii) any other holder that acquired such securities with the prior approval of the managing member.

A special meeting of the members may be called by the managing member or by the non-managing members owning 20% or more of the outstanding securities of the Texas Company of the class for which a meeting is proposed.

Unitholders are entitled to vote on the following matters:

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the sale or disposition of all or substantially all of the Texas Company and its subsidiaries’ assets;

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the election of a successor managing member following the withdrawal of the managing member;

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an election to dissolve the Texas Company by the managing member;

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the continuation of the Texas Company following dissolution of the Texas Company, subject to the terms of the Texas Company Agreement;

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certain amendments of the Texas Company Agreement; and

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a merger agreement or a plan of conversion, subject to the terms of the Texas Company Agreement.

Holders of more than 20% of any class of securities of the Texas Company may not vote on any matter except for (i) the managing member, its affiliates, their direct transferees and their indirect transferees approved by the managing member and (ii) any other holder that acquired such securities with the prior approval of the managing member.

Elimination of Fiduciary Duties

Delaware Company	Texas Company
Pursuant to the Delaware Company Agreement, default managing member fiduciary duties under state governing law are generally replaced with a requirement for the managing member to act in “good faith.” A determination, other action or failure to act by the managing member, the board of directors of the managing member or any committee thereof will be deemed to be in good faith unless the managing member, the board of directors of the managing	Pursuant to the Texas Company Agreement, default managing member fiduciary duties under state governing law are generally replaced with a requirement for the managing member to act in “good faith.” A determination, other action or failure to act by the managing member, the board of directors of the managing member or any committee thereof will be deemed to be in good faith unless the managing

member or any committee thereof believed such determination, other action or failure to act was adverse to the interests of the Delaware Company. With respect to certain other actions taken in its individual capacity, the managing member is permitted to act in its sole discretion with no duty to the non-managing members.	member, the board of directors of the managing member or any committee thereof believed such determination, other action or failure to act was adverse to the interests of the Texas Company. With respect to certain other actions taken in its individual capacity, the managing member is permitted to act in its sole discretion with no duty to the non-managing members.

Exculpation of Managing Member and Affiliated Persons

Delaware Company	Texas Company
The managing member and its officers and directors will not be liable for monetary damages to the Delaware Company for acts or omissions without a final and non-appealable judgment being entered into against the managing member for such acts or omissions or in circumstances involving acting in bad faith, with willful misconduct or with gross negligence.	The managing member and its officers and directors will not be liable for monetary damages to the Texas Company for acts or omissions without a final and non-appealable judgment being entered into against the managing member for such acts or omissions or in circumstances involving acting in bad faith, with willful misconduct or with gross negligence.

Conflicted Transaction Approvals

Delaware Company	Texas Company
Whenever a potential conflict of interest exists or arises between the managing member or any of its affiliates, on the one hand, and the Delaware Company, any of its affiliates or any member, any other person who acquires a membership interest or any other person who is bound by the Delaware Company Agreement, on the other, any resolution or course of action by the managing member or its affiliates in respect of such conflict of interest shall be permitted and deemed approved by all members, and shall not constitute a breach of the Delaware Company Agreement or of any agreement contemplated therein, or of any duty stated or implied by law or equity, if the resolution or course of action in respect of such conflict of interest is (i) approved by the Conflicts Committee (as defined in the Delaware Company Agreement) or (ii) approved by the vote of a majority of the Common Units (excluding Common Units owned by the managing member and its affiliates).	Whenever a potential conflict of interest exists or arises between the managing member or any of its affiliates, on the one hand, and the Texas Company, any of its affiliates or any member, any other person who acquires a membership interest or any other person who is bound by the Texas Company Agreement, on the other, any resolution or course of action by the managing member or its affiliates in respect of such conflict of interest shall be permitted and deemed approved by all members, and shall not constitute a breach of the Texas Company Agreement or of any agreement contemplated therein, or of any duty stated or implied by law or equity, if the resolution or course of action in respect of such conflict of interest is (i) approved by the Conflicts Committee (as defined in the Texas Company Agreement) or (ii) approved by the vote of a majority of the Common Units (excluding Common Units owned by the managing member and its affiliates).

Applicable Law; Forum, Venue and Jurisdiction

Delaware Company	Texas Company
The Delaware Company Agreement is governed by Delaware law and requires that specified claims, suits, actions or proceedings—including those relating to the Delaware Company Agreement or any membership interest, those arising under the Delaware Act, and	The Texas Company Agreement is governed by Texas law and requires that specified claims, suits, actions or proceedings—including those relating to the Texas Company Agreement or any membership interest, those arising under the TBOC, and those arising under

those arising under the federal securities laws—be brought exclusively in the Court of Chancery of the State of Delaware (or, if that court does not have subject matter jurisdiction, another court located in the State of Delaware with subject matter jurisdiction), subject to the exceptions provided by law for claims within the exclusive jurisdiction of the federal courts.	the federal securities laws—be brought exclusively in the Business Court in the First Business Court Division of the State of Texas (or, if that court does not have subject matter jurisdiction, another court located in the State of Texas with subject matter jurisdiction), subject to the exceptions provided by law for claims within the exclusive jurisdiction of the federal courts.

Company Agreement of the Company Following the Redomiciliation

The Texas Company’s certificate of formation and the Texas Company Agreement, as currently in effect, are similar in substance to the Delaware Company’s certificate of formation and the Delaware Company Agreement, which were in effect prior to the redomiciliation, except as necessary to accommodate differences between the laws of the two states.

The foregoing description of provisions of the Company’s Plan of Conversion, certificate of formation and the Texas Company Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan of Conversion, certificate of formation and the Texas Company Agreement, copies of which are filed as Exhibits 2.1, 3.1 and 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

In connection with the completion of the redomiciliation and by operation of Rule 12g-3(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Delaware Company’s Common Units are deemed registered under Section 12(b) of the Exchange Act and the Texas Company has succeeded to the Delaware Company’s attributes as the registrant with respect thereto.

The Company is filing the risk factors attached hereto as Exhibit 99.1 for the purpose of updating the risk factor disclosures contained in its prior filings with the Securities and Exchange Commission, including those in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025. The updated risk factors are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

2.1	Plan of Conversion of SunocoCorp LLC, dated as of July 2, 2026

3.1	Certificate of Formation of SunocoCorp LLC, dated as of July 2, 2026

3.2	Company Agreement of SunocoCorp LLC, dated as of July 6, 2026

99.1	Risk Factors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCOCORP LLC

By: SunocoCorp Management LLC, its managing member

By:	/s/ Dylan A. Bramhall
Dylan A. Bramhall
Chief Financial Officer

Date: July 6, 2026